SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 11, 1996




                       COMMERCIAL NET LEASE REALTY, INC.
              (Exact Name of Registrant as Specified in Charter)



           Maryland                  0-12989               56-1431377
    (State or other juris-  (Commission File Number)     (IRS Employer
   diction of incorporation)                           Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)


      Registrant's telephone number, including area code:  (407) 422-1574







              On August 19, 1996, Commercial Net Lease Realty, Inc. (the "Company") filed a Form 8-K dated August 19, 1996, reporting certain information and the pro forma financial statements relating to the intended offering of 3 million shares of common stock at $14.00 per share pursuant to a preliminary prospectus supplement filed on August 19, 1996, as part of a shelf registration statement on Form S-3, File No. 33-61165, with the Securities and Exchange Commission. On September 12, 1996, the Company filed a final prospectus supplement pursuant to Rule 424(b)(2) which offered 4.85 million shares of common stock from the shelf registration (the "Offering") at an Offering price of $14.00 per share. The Form 8-K dated August 19, 1996, is being amended to reflect the actual number of shares offered and the actual Offering price used in the final prospectus supplement. The change affects the description of the transaction in Item 5 (Other Events) and the pro forma financial statements in Item 7 (Financial Statements, Pro Forma Financial Information and Exhibits); therefore, they are amended to read as follows.





ITEM 5.  OTHER EVENTS.
- - -------

              On July 20, 1995, Commercial Net Lease Realty, Inc. (the "Company") filed a shelf registration statement on Form S-3, File No. 33-61165 (the "Registration Statement") with the Securities and Exchange Commission that permits the issuance of a combination of debt and equity securities of up to $200 million. Pursuant to a preliminary prospectus supplement filed with the Commission as part of the Registration Statement on August 19, 1996, the Company intended to offer 3 million shares of common stock from the Registration Statement (the "Preliminary Offering"). The net proceeds from the Preliminary Offering were estimated to be approximately $39.1 million at an assumed Offering price of $14.00 per share (approximately $45.0 million if the underwriters' over allotment option to purchase up to 450,000 additional shares was exercised in full), after deducting estimated offering expenses and underwriting discounts. On September 12, 1996, the Company filed a final prospectus supplement with the Commission dated September 11, 1996, pursuant to Rule 424(b)(2) which offered 4.85 million shares of common stock from the Registration Statement (the "Final Offering"). The net proceeds from the Final Offering are estimated to be approximately $63.6 million at an Offering price of $14.00 per share (approximately $73.2 million if the underwriters' over allotment option to purchase up to 727,500 additional shares is exercised in full), after deducting estimated Offering expenses and underwriter discounts. The pro forma financial statements being filed herewith have been amended to reflect the actual number of shares offered and the actual Offering price used in the final prospectus supplement.

              To secure long-term fixed rate financing, the Company entered into a $52.6 million mortgage loan with Principal Mutual Life Insurance Company (the "Principal Mortgage"), the proceeds of which were used to pay down the balance on the Company's $100 million credit facility. The Principal Mortgage is secured by 42 properties designated in the loan documents. The Principal Mortgage consists of two loans that bear interest at a fixed weighted average rate of approximately 7.26 percent and have a weighted average maturity of approximately seven years. The first loan of $13.2 million was closed on December 14, 1995 and the second loan of $39.4 million was closed on January 29, 1996.

              In addition to the Principal Mortgage, in June 1996, the Company acquired three properties subject to mortgages with an aggregate principal balance outstanding as of June 30, 1996, of approximately $6.8 million (the "Acquired Mortgages" and collectively with the Principal Mortgage, the "Mortgages"). The Acquired Mortgages bear interest at a weighted average rate of 8.6% and have a weighted average maturity of approximately eight years.

              Since July 1, 1996, the Company has purchased four properties. In addition, the Company intends to purchase five properties which the Company expects will be acquired periodically through the end of September 1996. These properties plus the four properties acquired since July 1, 1996, are hereinafter referred to as the "Acquisition Properties." The total purchase price of the Acquisition Properties is expected to be approximately $34.6 million. The Company anticipates that the purchase of the Acquisition Properties will be funded by the net proceeds from the Offering.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
- - -------



               INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
               -------------------------------------------------


                                                                       Page
                                                                       ----
                       COMMERCIAL NET LEASE REALTY, INC.

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of June 30, 1996                         4

   Pro Forma Statement of Earnings for the six months
     ended June 30, 1996                                               5


   Pro Forma Statement of Earnings for the year ended
     December 31, 1995                                                 6

   Notes to Pro Forma Financial Statements for the
     six months ended June 30, 1996 and the year
     ended December 31, 1995                                           7





                        PRO FORMA FINANCIAL INFORMATION


      The pro forma information of the Company gives effect to (i) $49.0 million in net proceeds from the sale of 4,025,000 shares in the prior offering (the "Prior Offering Transaction"), and (ii) the completion and sale of 4,850,000 shares of common stock offered hereby at an estimated Offering Price of $14.00 per share and the application of the net proceeds therefrom, the receipt of $52.6 million of proceeds from the Principal Mortgage, the assumption of approximately $6.8 million of Acquired Mortgages, the purchase of the Acquisition Properties for approximately $34.6 million and the repayment of approximately $29.0 million previously drawn under the Company's $150 million credit facility (the "Credit Facility") (collectively, the "Offering Transactions").

      The pro forma statements of earnings for the year ended December 31, 1995 and the six months ended June 30, 1996 give effect to the Prior Offering Transaction and the Offering Transactions as if such transactions had occurred on January 1, 1995. Such pro forma statements of earnings also treat all properties acquired during the year ended December 31, 1995 and the six months ended June 30, 1996 and the Acquisition Properties as if they had been acquired and fully leased as of January 1, 1995. The Pro Forma Balance Sheet as of June 30, 1996, gives effect to the Offering Transactions as if such transactions had occurred on June 30, 1996.

      The pro forma information does not purport to represent what the Company's financial position or results of operations actually would have been if the transactions reflected had in fact occurred on the date or at the beginning of the period indicated, or to project the Company's financial position or results of operations at any future date or any future period.




                       COMMERCIAL NET LEASE REALTY, INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                                 JUNE 30, 1996

                     (In thousands, except per share data)



                                                     Pro Forma
          ASSETS                      Historical    Adjustments    Pro Forma
                                      ----------    ------------    ---------

Land and buildings on operating
  leases, net of accumulated
  depreciation (c)                     $227,551     $ 34,655 (a)    $262,206
Net investment in direct financing
  leases (c)                             83,139                       83,139
Cash and cash equivalents                   777           77 (a)         854
Receivables                                 334                          334
Prepaid expenses                            159                          159
Loan costs, net of accumulated
  amortization                            1,978                        1,978
Accrued rental income                     3,170                        3,170
Other assets                                345          (53)(b)
                                                        (132)(a)         160
                                       --------     --------        --------

                                       $317,453     $ 34,547        $352,000
                                       ========     ========        ========

      LIABILITIES AND
    STOCKHOLDERS' EQUITY

Liabilities:
  Notes payable                        $ 72,200     $ 34,600 (a)
                                                     (63,565)(b)    $ 43,235
  Long term debt                         58,904                       58,904
  Accrued interest payable                  327                          327
  Accounts payable and accrued
    expenses                                119                          119
  Real estate taxes payable                 103                          103
  Due to related parties                    222                          222
  Rents paid in advance and tenant
    deposits                                162                          162
                                       --------     --------        --------
      Total liabilities                 132,037      (28,965)        103,072
                                       --------     --------        --------

Stockholders' equity:
  Common stock                              157           48 (b)         205
  Capital in excess of par value        187,572       63,464 (b)     251,036
  Accumulated dividends in excess
    of net earnings                      (2,313)                      (2,313)
                                       --------     --------        --------
                                        185,416       63,512         248,928
                                       --------     --------        --------

                                       $317,453     $ 34,547        $352,000
                                       ========     ========        ========


                 See accompanying notes to unaudited pro forma
                             financial statements.





                       COMMERCIAL NET LEASE REALTY, INC.
                   UNAUDITED PRO FORMA STATEMENT OF EARNINGS
                        SIX MONTHS ENDED JUNE 30, 1996

                     (In thousands, except per share data)



                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------    -----------    ---------

Revenues:
  Rental income from operating
    leases (2)                          $10,649      $ 4,054 (1)     $14,703
  Earned income from direct
    financing leases (2)                  3,478        1,005 (1)       4,483
  Contingent rental income                  357                          357
  Interest and other income                  71           57 (3)         128
                                        -------      -------         -------
                                         14,555        5,116          19,671
                                        -------      -------         -------

Expenses:
  General operating and
    administrative                          672           46 (4)         718
  Advisory fees to related party            650          210 (5)         860
  Interest                                3,062          768 (6)       3,830
  Taxes                                      93           69 (7)         162
  Depreciation and amortization           1,554          482 (8)
                                                           8 (9)       2,044
                                        -------      -------         -------
                                          6,031        1,583           7,614
                                        -------      -------         -------

Net Earnings                            $ 8,524      $ 3,533         $12,057
                                        =======      =======         =======

Earnings per share of common stock      $  0.57                      $  0.59
                                        =======                      =======

Funds from operations (10)              $ 9,764                      $13,779
                                        =======                      =======

Weighted average number of shares
  outstanding                            15,000                       20,539
                                        =======                      =======


                 See accompanying notes to unaudited pro forma
                             financial statements.




                       COMMERCIAL NET LEASE REALTY, INC.
                   UNAUDITED PRO FORMA STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1995

                     (In thousands, except per share data)



                                                    Pro Forma
                                     Historical    Adjustments     Pro Forma
                                     ----------    -----------     ---------

Revenues:
  Rental income from operating
    leases (2)                         $14,455      $14,950 (1)      $29,405
  Earned income from direct
    financing leases (2)                 5,267        3,700 (1)        8,967
  Contingent rental income                 746                           746
  Interest and other income                112          142 (3)          254
                                       -------      -------          -------
                                        20,580       18,792           39,372
                                       -------      -------          -------

Expenses:
  General operating and
    administrative                         722          152 (4)          874
  Advisory fees to related party         1,001          728 (5)        1,729
  Interest                               3,834        4,054 (6)        7,888
  Taxes                                    258          249 (7)          507
  Depreciation and amortization          2,058        1,708 (8)
                                                        306 (9)        4,072
                                       -------      -------          -------
                                         7,873        7,197           15,070
                                       -------      -------          -------

Net Earnings                           $12,707      $11,595          $24,302
                                       =======      =======          =======


Earnings per share of common stock     $  1.09                       $  1.18
                                       =======                       =======

Funds from operations (10)             $14,443                       $27,746
                                       =======                       =======

Weighted average number of shares
  outstanding                           11,664                        20,539
                                       =======                       =======


                 See accompanying notes to unaudited pro forma
                             financial statements.




                       COMMERCIAL NET LEASE REALTY, INC.
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                     AND THE YEAR ENDED DECEMBER 31, 1995

                            (Dollars in thousands)


Pro Forma Balance Sheet:
- - -----------------------

(a) Represents draw on the Company's Credit Facility used to acquire the Acquisition Properties for approximately $34,655 (approximately $132 of which had been paid in miscellaneous acquisition costs and deposits as of June 30, 1996). Per the Credit Facility agreement, draws must be made in increments of $100, and as a result, approximately $77 of the draw was added to working capital.

(b) Represents estimated gross proceeds of $67,900 from the issuance of 4.85 million shares of stock from the Offering used to pay down the Credit Facility and to pay stock issuance costs of $4,335 ($53 of which had been paid in deferred offering costs as of June 30, 1996).

(c) In accordance with generally accepted accounting principles, leases in which the present value of the future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the lease has no effect on the rental revenues received.

Pro Forma Statements of Earnings:
- - --------------------------------

(1) Represents rental income as if the properties acquired during the year ended December 31, 1995 and the six months ended June 30, 1996 (the "New Properties") and the Acquisition Properties had been acquired and fully leased on January 1, 1995.

(2)   See Note (c) under "Pro Forma Balance Sheet" above.

(3) Represents adjustments to interest income due to the increase in the amount of cash available for investment in interest bearing accounts from the receipt of rental income before dividends are paid to shareholders as a result of the Prior Offering Transaction and the Offering Transactions. The adjusted pro forma interest income does not include interest income from the investment of offering proceeds. Interest income on interest bearing accounts is assumed to be earned at a rate of four percent per annum based on the previous experience of the Company.

(4) Represents additional expenses due to incremental expenses associated with additional shares of common stock outstanding.

(5) Represents adjustment to advisory fees due to the increase in rental revenues and funds from operations (as defined in the Company's advisory agreement with its advisor).

(6) Represents adjustment in interest expense and other loan costs primarily as a result of the pro forma increase in indebtedness in connection with the Offering Transactions. Pro forma interest expense for the six months ended June 30, 1996 and the year ended December 31, 1995, was based on the average 30-day LIBOR rates in effect for those periods of 5.443% and 5.969%, respectively, plus 1.70% relating to the Credit Facility, a weighted average interest rate of approximately 7.26% relating to the Principal Mortgage and a weighted average interest rate of 8.6% relating to the Acquired Mortgages.

(7) Represents additional expenses assumed to have been incurred as a result of additional state income and franchise taxes based on additional rental revenue.

(8) Represents adjustment to depreciation expense for the New Properties and the Acquisition Properties as if the properties had been acquired and fully leased on January 1, 1995. The building portion of the properties accounted for as operating leases are depreciated using the straight-line method over their estimated useful lives which is generally 40 years.

(9) Represents adjustment to amortization expense in connection with amortization of loan costs associated with the Principal Mortgage.

(10) Funds from operations has been calculated in accordance with the definition of "funds from operations" recently clarified by the National Association of Real Estate Investment Trusts (NAREIT) defined as net income, computed in accordance with generally accepted accounting principles, excluding gains or losses from debt restructurings and sales of property, plus depreciation and after adjustments for unconsolidated partnerships and joint ventures. Funds from operations should not be considered as a substitute for net income as an indication of the Company's performance or as a substitute for cash flow as a measure of its liquidity.




                                   EXHIBITS
                                   --------

                       COMMERCIAL NET LEASE REALTY, INC.


EXHIBIT NO.       DESCRIPTION
- - -----------       -----------

1.2 Purchase Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3 (the "Registration Statement"), File No. 33-61165, under the Securities Act of 1933, as amended (the "Securities Act"), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

5 Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

8 Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation S-K, Item 601(b)(8) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

23 Consents of Shaw, Pittman, Potts & Trowbridge (contained in the opinions filed as Exhibits 5 and 8 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

24.2              Consent of KPMG Peat Marwick LLP.  (Filed herewith.)






                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                          COMMERCIAL NET LEASE REALTY, INC.


Dated:  September 11, 1996                By: /s/ Gary M. Ralston
                                              --------------------------
                                              GARY M. RALSTON, President




                                 EXHIBIT INDEX
                                 -------------


                       COMMERCIAL NET LEASE REALTY, INC.


EXHIBIT NO.       DESCRIPTION                                             PAGE
- - -----------       -----------                                             ----

1.2 Purchase Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3 (the "Registration Statement"), File No. 33-61165, under the Securities Act of 1933, as amended (the "Securities Act"), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

5 Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation S-K,
                  Item 601(b)(5) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

8 Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation S-K,
                  Item 601(b)(8) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

23 Consents of Shaw, Pittman, Potts & Trowbridge (contained in the opinions filed as Exhibits 5 and 8 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

24.2 Consent of KPMG Peat Marwick LLP. (Filed herewith.)